Exhibit 10.12
Execution Version
FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT

        This FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of August 03, 2021 (this “First Amendment”) to the Revolving Credit and Guaranty Agreement dated as of February 27, 2021 (the “Credit Agreement”) among Coupang, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto, each of the Lenders and Issuing Banks party thereto (collectively the “Lenders” and, individually, a “Lender”), and JPMorgan Chase Bank, N.A., as Administrative Agent.

        WHEREAS, the Borrower and the Required Lenders wish to amend the Credit Agreement as set forth herein as of the First Amendment Effective Date (as defined below);

        WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this First Amendment and not otherwise defined are used herein as defined in the Credit Agreement (as amended hereby).
Section 2. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:
2.1Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in the appropriate alphabetical location:
“”First Amendment Effective Date” means August 03, 2021.

““Mercer Fulfillment Center Loan Agreement” means that certain Term Loan Agreement dated March 31, 2017 (as amended or modified from time to time on or prior to the First Amendment Effective Date) and made among Coupang Corp., as borrower, the financial institutions listed therein as original lenders and Mercer Investments (Singapore) Pte. Ltd. as agent with respect to the Fulfillment Centers located at 831-60, Deokpyeong-ro, Majang-myeon, Icheon-si, Gyeonggi-do, Republic of Korea and at 25, Gammun 4-ro, Seo-gu, Incheon, Republic of Korea.”

2.2Section 6.2 of the Credit Agreement shall be amended by replacing the “.” after clause (v) thereof with “;” and adding the following clause below:
“(w) Liens on cash and Cash Equivalents in an aggregate amount not to exceed $220,000,000 securing Indebtedness incurred pursuant to the Mercer Fulfillment Center Loan Agreement.”

2.3    Schedule 6.1 of the Disclosure Letter shall be amended by replacing the sixth row thereof with the following:

Entity	Loan Type	Lender	Principal Amount (KRW)	Maturity Date
Coupang Corp.	Fulfillment center loan	MERCER INVESTMENTS (SINGAPORE) PTE. LTD.	220,000,000,000	4/4/2022

Section 3. Conditions Precedent to Effectiveness. This First Amendment shall become effective on the date upon which each of the following conditions is satisfied (the “First Amendment Effective Date”):

(a)First Amendment. This First Amendment shall have been duly executed and delivered by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.
(b)Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the First Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
Section 4. Representations and Warranties. On and as of the First Amendment Effective Date, the Borrower hereby represents and warrants to the Administrative Agent and each Lender party hereto, after giving effect to the amendments set forth in this Amendment, that:
    (a)    The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
    (b)    No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.
Section 5.Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect and is hereby in all respects ratified and confirmed. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a Loan Document. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this First Amendment by signing any such counterpart. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The provisions set forth in Sections 10.3 10.9, 10.10 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to “this Agreement” therein being deemed references to this First Amendment. This First Amendment shall not constitute or effect a novation of the obligations of each Loan Party under the Credit Agreement and other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:     /s/ Peter B. Thauer
Name:    Peter B. Thauer
Title:    Managing Director

[Signature Page to First Amendment to Credit Agreement]

COUPANG, INC.,
as Borrower

By:     /s/ Gaurav Anand
                        Name:     Gaurav Anand
    Title:    Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

Goldman Sachs Lending Partners LLC,
as a Lender

By:     /s/ Dan Martis
    Name:     Dan Martis
    Title:    Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Bank of America, N.A.,
as a Lender

By:     /s/ Sieun Lee
    Name:     Sieun Lee
    Title:    Vice President

[Signature Page to First Amendment to Credit Agreement]

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SEOUL BRANCH
as a Lender

By:     /s/ Jonathan Yip
    Name:     Jonathan Yip
    Title:    Head of Global Banking

[Signature Page to First Amendment to Credit Agreement]

By its signature below, the undersigned hereby consents to the foregoing First Amendment to the Credit Agreement and hereby confirms that all of its obligations under each Loan Document (as defined in the Credit Agreement) shall continue unchanged and in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Credit Agreement as amended by the First Amendment.

COUPANG CORP.,
as a Guarantor
By:     /s/ Daejun Park
    Name:     Daejun Park
    Title:    Representative Director

COUPANG GLOBAL LLC,
as a Guarantor

By:     /s/ Thuan Quang Pham
    Name:     Thuan Quang Pham
    Title:    Chief Executive Officer

COUPANG USA, INC.,
as a Guarantor

By:     /s/ Gaurav Anand
    Name:     Gaurav Anand
    Title:    Treasurer

COUPANG ASIA HOLDINGS PTE. LTD.,
as a Guarantor

By:     /s/ Harold Rogers
    Name:     Harold Rogers
    Title:    Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]